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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2005

                             LanVision Systems, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)

         Delaware                         0-28132                 31-1455414
----------------------------            -----------               ----------
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                 File Number)         Identification No.)

10200 Alliance Road, Suite 200, Cincinnati, OH                      45242-4716
-----------------------------------------------                     ----------
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code     (513) 794-7100
                                                       --------------

                   5481 Creek Road, Cincinnati, OH 45242-4001
                   ------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 29, 2005, LanVision Systems, Inc. ("LanVision") issued the press release attached hereto as Exhibit 99.1, which press release contains financial information about LanVision's fourth fiscal quarter and fiscal year ended January 31, 2005. The information hereunder shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01 Financial Statements and Exhibits
         (c) Exhibits

EXHIBIT
NUMBER         DESCRIPTION

99.1 News Release of LanVision Systems, Inc. dated March 29, 2005 Fourth Quarter and Fiscal Year Earnings news Release


                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                LanVision Systems, Inc.

Date: March 30, 2005                            By: /s/ Paul W. Bridge, Jr.
                                                    -----------------------
                                                    Paul W. Bridge, Jr.
                                                    Chief Financial Officer




                                INDEX TO EXHIBITS

Exhibit No.                Description of Exhibit


99.1                       News Release of LanVision Systems, Inc.
                           Dated March 29, 2005 Fourth Quarter and
                           Fiscal Year Earnings News Release



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